SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

THIS SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this

“Agreement”) is made as of May 30, 2025, by and among BLOCK 40 PROPERTY, LLC, a Delaware limited liability company (“Borrower”), CHARLES R. ABELE, JR., PETER JAGO, HARISH MEHTA, each a natural person and ESTATE OF DANIEL B. MCCARTHY (as successor-in-interest to Daniel B. McCarthy) (individually and/or collectively, as the context may require, “Guarantor”), and BREDS V US INVESTMENTS 2 L.L.C., a Delaware limited liability company (as successor-in-interest to Deutsche Bank AG, New York Branch), having an address at c/o Blackstone Real Estate Debt Strategies, 345 Park Avenue, New York, New York 10154, as administrative agent (including any of its successors and assigns, “Agent”). All capitalized terms not defined herein shall have the respective meanings set forth in that certain Loan Agreement, dated as of June 1, 2022, among Borrower, Agent and certain Lenders from time to time party thereto, as amended by that certain First Omnibus Amendment to Loan Documents, dated as of April 30, 2024, among Borrower, Guarantor and Agent (as the same may hereafter be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”).

WITNESSETH:

WHEREAS, on June 1, 2022, the Lenders made the Loan to Borrower pursuant to the Loan Agreement and the other Loan Documents;

WHEREAS, pursuant to the definition of “Maturity Date” in the Loan Agreement, Borrower is required to pay the Debt in full no later than June 1, 2025 (the “First Extended Maturity Date”), unless Borrower extends the Maturity Date by satisfying the conditions precedent thereto set forth in Section 2.7 of the Loan Agreement;

WHEREAS, Borrower has requested, and Lender has agreed, to extend the term of the Loan to July 1, 2025, pursuant to the terms and conditions set forth herein;

WHEREAS, Daniel B. McCarthy was a Guarantor with respect to the Loan, but passed away in March 2025, and pursuant to the terms of the Loan Documents, the estate of Daniel B. McCarthy (the “Daniel B. McCarthy Estate”) is now bound to the Guaranty and Environmental Indemnity as Guarantor and Indemnitor in his stead, as re-affirmed herein;

NOW, THEREFORE, in consideration of Borrower’s and Guarantor’s agreements under the Loan Documents and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

1.                  EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall be deemed effective immediately as of the date first written above.

2.                  AMENDMENTS.

(a)               Borrower has requested and Agent has agreed, as a one-time accommodation and notwithstanding the fact that the conditions set forth in Section 2.7 of the Loan Agreement have not been satisfied, to grant a short-term extension (the “Short Term

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Extension”) of the First Extended Maturity Date from June 1, 2025 until July 1, 2025 (or such earlier date on which the final payment of principal of the Note becomes due and payable as provided in the Loan Documents, whether at such Maturity Date, by declaration of acceleration, or otherwise) (such date, the “Short Term Extension Date”), subject to the satisfaction of the following conditions precedent (the “Conditions Precedent”) by no later than June 1, 2025:

(i)                 no Event of Default or monetary or material non-monetary Default shall have occurred and be continuing on June 1, 2025;

(ii)               Borrower shall prepay the Outstanding Principal Balance by

$5,000,000 (the “Principal Paydown”);

(iii)            Borrower shall pay the Exit Fee of $25,000 in connection with the

Principal Paydown;

(iv)             Borrower shall pay to Agent an extension fee of $100,000;

(v)               the representations and warranties made by Borrower in the Loan

Documents shall be true and correct in all material respects on and as of June 1, 2025, with the same force and effect as if made on and as of such date (unless the applicable representation and/or warranty relates to a different specified time period), subject to changes to such representations and warranties disclosed to Agent in writing, so long as such update is not the result of any breach of a covenant of Borrower under the Loan Documents and such changes do not result from any Default or Event of Default by Borrower; and

(vi)             all amounts due and payable by Borrower and any other Person pursuant to the Loan Documents, and all costs and expenses of Agent and Lenders, including fees and expenses of Agent’s and each Lender’s third-party counsel, in connection with the Loan and/or the extension of the Term, as of June 1, 2025, shall have been paid in full.

(b)               The parties hereto acknowledge that the Short Term Extension provided in this Agreement is not the Second Extension Option contemplated pursuant to Section 2.7 of the Loan Agreement. Borrower retains the right to exercise such Second Extension Option in accordance with such Section 2.7.

(c)               By execution of this Agreement, each Borrower agrees and acknowledges that unless the Maturity Date is further extended in accordance with the terms of the Loan Agreement (including, without limitation, the satisfaction by Borrower of all of the extension conditions set forth in Section 2.7 of the Loan Agreement) on or prior to the Short Term Extension Date, Borrower’s failure to repay the Debt in full on or before the Short Term Extension Date shall be an immediate Event of Default.

(d)               Borrower and Agent hereby agree that, from and after the date hereof, subject to satisfaction of the Conditions Precedent, the First Extended Maturity Date shall mean the Short Term Extension Date. In connection herewith, each of the Loan Documents is hereby amended such that (i) any and all references to the First Extended Maturity Date set forth therein shall hereafter refer to the First Extended Maturity Date as such term has been extended in accordance with the terms set forth herein and (ii) all references therein to any Loan Document

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shall be deemed to refer, as applicable, to such Loan Document as amended by this Agreement, as the same may be subsequently further amended, modified, supplemented, extended, consolidated, replaced, exchanged or otherwise changed.

(e)               All references to Daniel B. McCarthy in the Loan Documents shall be understood to refer to the Daniel B. McCarthy Estate.

3.                  ASSUMPTION OF GUARANTY AND ENVIRONMENTAL INDEMNITY.

The Daniel B. McCarthy Estate hereby assumes all obligations of Daniel B. McCarthy in his capacity as Guarantor under the Guaranty and Indemnitor under the Environmental Indemnity.

4.                  CROSS REFERENCES. All references to the “Loan Agreement” in any of the Loan Documents shall mean and refer to the Loan Agreement as modified and amended hereby. All references to the “Guaranty” in any of the Loan Documents shall mean and refer to the Guaranty as modified and amended hereby. All references to the “Environmental Indemnity” in any of the Loan Documents shall mean and refer to the Environmental Indemnity as modified and amended hereby. All references to the “Loan Documents” in any of the Loan Documents shall mean and refer to the Loan Documents as modified and amended hereby.

5.                  FULL FORCE AND EFFECT. Except as specifically set forth herein, the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. The parties hereto acknowledge and agree that the Loan Documents, as hereby amended, are in full force and effect in accordance with their respective terms and have not been supplemented, modified or otherwise amended, canceled, terminated or surrendered, except pursuant to this Agreement. The Loan Documents are binding and enforceable as against the parties hereto in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and general principles of equity. Any inconsistency between this Agreement and the Loan Documents (as they existed before this Agreement) shall be resolved in favor of this Agreement, whether or not this Agreement specifically modifies the particular provision(s) in the Loan Documents inconsistent with this Agreement.

6.                  NO WAIVER. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent, Lender or Borrower under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

7.                  GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

8.                  COUNTERPARTS. This Agreement may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.

9.                  SEVERABILITY. If any term, covenant or condition in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

10.              SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower, Agent and Lender and their respective successors and assigns.

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11.              AGENT’S AND LENDERS’ COSTS AND EXPENSES. Borrower

acknowledges and agrees that Borrower shall pay to Agent all of the actual out-of-pocket costs and expenses incurred by Agent and the Lenders in connection with the execution and delivery by Agent of this Agreement including without limitation Agent’s and Lenders’ reasonable legal fees and costs.

12.              ELECTRONIC SIGNATURES. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdr”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). Notwithstanding the foregoing, unless otherwise agreed to by Agent, in its sole discretion, the signature of Borrower and each Guarantor to this Agreement shall be in the form of an image of its manually executed signature transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) or an electronic signature executed through DocuSign. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper- based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each of Borrower and each Guarantor hereby waives any defenses to the enforcement of the terms of this Agreement based on the form of the signature, and hereby agree that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of each of the signatory’s execution of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

BLOCK 40 PROPERTY, LLC

a Delaware limited liability company

By: Block 40 Managers, LLC,a Florida limited liability company, its Manager

By: /s/ Charles R. Abele, Jr.

Name: Charles R. Abele Jr.

Title: Authorized Manager - Representative

By: /s/ Peter John Jago

Name: Peter John Jago

Title: Authorized Manager - Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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GUARANTOR:

/s/ Charles R. Abele, Jr.

CHARLES R. ABELE, JR.

/s/ Peter Jago

PETER JAGO

/s/ Niamh Targett

[NIAMH TARGETT, in her capacity as Personal Representative for the Estate of DANIEL B. MCCARTHY]

/s/ Harish Mehta

HARISH MEHTA

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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AGENT:

BRED V US INVESTMENTS 2 L.L.C,

a Delaware limited liability company

By: /s/ Robert Sitman

Title: Authorized Signatory

1818 Park - Second Omnibus Amendment to Loan Documents - Signature Page

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